UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

Phoenix Rising Companies
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55319

(Commission File Number)

46-1993448

 (IRS Employer Identification No.)

641 10th Street

Cedartown, Georgia 30125

(Address of principal executive offices)(Zip Code)

+60 3 8600-0313

Registrant’s telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On December 2, 2021, Phoenix Rising Companies, Nevada corporation (the “Company”), notified J&S Associate that the Company had dismissed J&S Associate as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of J&S Associate regarding the Company’s financial statements as of December 31, 2020 and the related consolidated statements of operations and comprehensive income (loss), consolidated statements of changes in stockholders’ equity, and consolidated statements of cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of J&S Associate, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the year ended December 31, 2020, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with J&S Associate on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of J&S Associate, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended December 31, 2020. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided J&S Associate a copy of the above disclosures and requested J&S Associate to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. J&S Associate’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On December 2, 2021, the Company resolved to engage the independent registered public accounting firm of BF Borgers CPA PC (“BF Borgers”), the Company’s new independent registered public accountants, which appointment BF Borgers has accepted.

During the two most recent fiscal years and the interim period preceding the engagement of BF Borgers, the Company has not consulted with BF Borgers regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by BF Borgers or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with BF Borgers and therefore did not discuss any past disagreements with BF Borgers.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from J&S Associate, dated December 3, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Rising Companies

Date: December 6, 2021	By:	/s/ Ding-Shin “DS” Chang
	Name:	Ding-Shin “DS” Chang
	Title:	President and Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer)

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